MERRILL LYNCH
BASIC VALUE
FUND, INC.





FUND LOGO





Quarterly Report

March 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

There were some conflicting signals regarding the future direction of the US economy during the quarter ended March 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization for Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold. Outside of the United States, signs of growth are less apparent in other major industrial economies, although the economic outlook is improving in Europe. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving, and the emerging economies remain tentative.

In the US capital markets, long-term interest rates have risen somewhat thus far in 1999, but yield spreads between Treasury and corporate issues remain wide. However, the major news was the Dow Jones Industrial Average closing above the 10,000 level for the first time; shortly after the end of the March quarter, other stock market indexes reached record high levels. Nevertheless, the US stock market's rise was very narrow in scope, with relatively few large-capitalization issues accounting for the advance.

Portfolio Matters
Security purchases during the first quarter of 1999 amounted to $302 million while security sales were $656 million. On the buy side, we initiated one new position and added to 14 existing holdings. On the sell side, we eliminated three positions and reduced holdings in 21 commitments.

The new addition to the portfolio was Duke Energy Corporation, an electric utility with significant operations in natural gas transmission and energy services. The current company was formed in mid-1997 through the merger of Duke Power and PanEnergy. We believe long-term growth prospects are favorable while at the same time, the stock offers attractive defensive characteristics and a generous yield.

The major additions to established positions included International Business Machines Corporation (IBM), U S West, Inc., Ameritech Corporation, National City Corporation and American General Corporation. IBM experienced some price weakness during the quarter, and we considered this an opportunity to add to our largest position. We are optimistic on telecommunications and increased our already extensive exposure by adding to U S West and Ameritech. We continued to build the National City position and American General was both bought and sold during the quarter, continuing the practice of trading around core positions.

On the sell side, we eliminated Merck & Co., Inc., Occidental Petroleum Corporation and Summit Properties Inc. We had been scaling back on the Merck position for a considerable period of time and sold the final portion during the March quarter. The stock was originally purchased in 1993 when drug stocks were decidedly out-of-favor and selling at attractive valuations. With a definite return to popularity, and substantially higher valuations, profit taking seemed prudent. Occidental Petroleum never fulfilled our expectations and was sold at a loss. Also, we felt the stock was a redundant holding among our extensive energy positions. Summit Properties was one of our smallest positons.



Merrill Lynch Basic Value Fund, Inc.
March 31, 1999



The five largest partial sales were The Seagram Company Ltd., Citigroup Inc., Applied Materials, Inc., Bristol-Myers Squibb
Company and Texas Instruments Incorporated. Substantial profits were secured in each, and Citigroup Inc. remains our second-largest holding. Overall security sales in the quarter generated profits of over $242 million, or more than 50%.

In Conclusion
The disparity between valuations and market performance of "growth" and "value" continues. Powering most of the market gains, however, are barely 30--40 of the largest-capitalization growth stocks. Market breadth (advancing stocks compared with declining stocks) remains extremely narrow, and daily new highs seldom exceed daily new lows, a highly unusual occurrence in a very strong market environment.

There are some early, but not yet definitive, indications of a shift in market emphasis. As always, we continue to adhere to a strict value discipline, and as contrarians and out-of-favor investors, think it is an appropriate time for investors to stress "value" and not to chase "growth."

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc. We look forward to reviewing our outlook and strategy in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul M. Hoffmann)
Paul M. Hoffmann
Senior Vice President and Portfolio Manager



May 4, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Basic Value Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




Merrill Lynch Basic Value Fund, Inc.
March 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        + 1.53%        - 3.80%
Five Years Ended 3/31/99                  +18.99         +17.71
Ten Years Ended 3/31/99                   +14.49         +13.88

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        + 0.52%        - 3.22%
Five Years Ended 3/31/99                  +17.78         +17.78
Ten Years Ended 3/31/99                   +13.33         +13.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        + 0.50%        - 0.43%
Inception (10/21/94)
through 3/31/99                           +18.91         +18.91

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        + 1.29%        - 4.03%
Inception (10/21/94)
through 3/31/99                           +19.84         +18.40

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Basic Value Fund, Inc.
March 31, 1999



PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's
Class A Shares from $947.50 on July 1, 1977 to $24,692.80 on March 31, 1999.




Recent Performance Results
                                                                                     Ten Years/
                                                      12 Month        3 Month     Since Inception
                                                    Total Return    Total Return    Total Return
ML Basic Value Fund Class A Shares*                    + 1.53%          +1.39%        +287.02%
ML Basic Value Fund Class B Shares*                    + 0.52           +1.17         +249.57
ML Basic Value Fund Class C Shares*                    + 0.50           +1.16         +115.76
ML Basic Value Fund Class D Shares*                    + 1.29           +1.37         +123.42
Dow Jones Industrial Average**                         +13.13           +7.01     +462.68/+177.00
Standard & Poor's 500 Index**                          +18.46           +4.98     +468.23/+202.75

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 3/31/99 and from 10/21/94 to 3/31/99, respectively.



Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Industry                         Held                    Stocks                          Cost            Value      Net Assets

Low Price to Book Value
Metals/Non-Ferrous             1,400,000   ASARCO Incorporated                      $   36,667,971   $    19,250,000    0.2%
Insurance                      2,500,000   American General Corporation                 65,307,992       176,250,000    1.5
Insurance                        260,000   American National Insurance Company           9,749,442        17,290,000    0.1
Steel                          4,500,000   Bethlehem Steel Corporation                  56,745,956        37,125,000    0.3
Aerospace                      4,100,000   The Boeing Company                          138,309,307       139,912,500    1.2
Restaurants                    3,900,000   Darden Restaurants, Inc.                     36,505,673        80,437,500    0.7
Information Processing         1,700,000   Data General Corporation                     23,665,586        17,212,500    0.1
Oil Services & Equipment       4,300,000   Diamond Offshore Drilling, Inc.             179,184,079       135,987,500    1.1
Retail                         3,150,000   Federated Department Stores, Inc.           100,477,801       126,393,750    1.1
Capital Goods                  2,800,000   Fluor Corporation                           143,609,761        75,600,000    0.6
Automotive                     4,600,000   Ford Motor Company                           91,435,351       261,050,000    2.2
Automotive                     2,600,000   General Motors Corporation                  114,646,840       225,875,000    1.9
Insurance                      2,500,000   The Hartford Financial Services
                                           Group, Inc.                                  31,155,644       142,031,250    1.2
Chemicals                      1,200,000   Imperial Chemical Industries PLC
                                           (ADR)*                                       66,336,804        42,975,000    0.3
Paper & Forest Products        1,650,000   International Paper Company                  64,190,553        69,609,375    0.6
Retail                         6,000,000   Kmart Corporation                            72,061,012       100,875,000    0.8
Insurance                      1,400,000   PartnerRe Ltd.                               29,498,937        56,700,000    0.5
Beverages                        400,000   The Seagram Company Ltd.                     13,814,290        20,000,000    0.2
Electronics                    2,400,000   Tektronix, Inc.                              62,202,224        60,600,000    0.5
Steel                          3,000,000   USX-U.S. Steel Group                         90,807,536        70,500,000    0.6
Chemicals                      2,300,000   Union Carbide Corporation                    80,302,379       103,931,250    0.9
Railroads                      4,450,000   Union Pacific Corporation                   200,466,281       237,796,875    2.0
Retail                         4,000,000   Venator Group, Inc.                          55,901,671        28,250,000    0.2
Banking                        9,600,000   Wells Fargo Company                         152,700,107       336,600,000    2.8
                                                                                    --------------   ---------------  ------
                                                                                     1,915,743,197     2,582,252,500   21.6


Below-Average Price/Earnings Ratio


Insurance                      5,000,000   The Allstate Corporation                     58,084,911       185,312,500    1.6
Banking                        2,600,000   BankAmerica Corporation                      73,705,440       183,625,000    1.5
Farm & Construction
Equipment                      4,000,000   Caterpillar Inc.                            216,034,335       183,750,000    1.6
Banking                        7,000,000   Citigroup Inc.                              132,436,364       447,125,000    3.7
Farm & Construction
Equipment                      5,000,000   Deere & Company                             127,302,509       193,125,000    1.6
Photography                    1,800,000   Eastman Kodak Company                       106,085,437       114,975,000    1.0
Capital Goods                  2,000,000   Eaton Corporation                           119,193,864       143,000,000    1.2
Chemicals                      2,800,000   Hercules Incorporated                        75,478,956        70,700,000    0.6
Machinery                      3,400,000   ITT Industries, Inc.                         73,244,970       120,275,000    1.0
Machinery                      3,400,000   Ingersoll-Rand Company                       81,394,469       168,725,000    1.4
Electrical Equipment           3,300,000   Koninklijke (Royal) Philips Electronics
                                           NV (NY Registered Shares)                    99,890,293       272,043,750    2.3
Tobacco                        3,600,000   Philip Morris Companies Inc.                121,046,095       126,675,000    1.1
Fertilizers                    1,600,000   Potash Corporation of Saskatchewan Inc.     125,426,223        85,600,000    0.7
Retail                         4,000,000   Sears, Roebuck & Co.                        123,523,136       180,750,000    1.5
Electrical Equipment           2,000,000   Thomas & Betts Corporation                   94,512,198        75,125,000    0.6
Savings & Loans                2,520,000   Washington Mutual, Inc.                      35,180,899       103,005,000    0.9
                                                                                    --------------   ---------------  ------
                                                                                     1,662,540,099     2,653,811,250   22.3


Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                              Percent of
Industry                         Held                    Stocks                          Cost            Value      Net Assets

Above-Average Yield
Telecommunications             4,300,000   Ameritech Corporation                    $  149,083,661   $   248,862,500    2.1%
Oil--Domestic                  2,300,000   Atlantic Richfield Company (ARCO)           130,818,339       167,900,000    1.4
Oil--International             1,982,000   BP Amoco PLC (ADR)*                          71,033,241       200,058,125    1.7
Telecommunications             2,900,000   Bell Atlantic Corporation                    78,567,640       149,893,750    1.3
Utilities--Electric            2,000,000   CINergy Corp.                                56,772,786        55,000,000    0.5
Oil--International             2,485,000   Chevron Corporation                         118,657,052       219,767,187    1.8
Utilities--Electric            1,550,000   Consolidated Edison, Inc.                    36,876,249        70,234,375    0.6
Utilities--Electric              956,250   DPL Inc.                                      6,204,369        15,778,125    0.1
Utilities--Electric            2,000,000   Duke Energy Corporation                     126,763,702       109,250,000    0.9
Chemicals                      3,880,000   E.I. du Pont de Nemours and Company         174,918,406       225,282,500    1.9
Utilities--Electric            3,000,000   Entergy Corporation                          69,641,133        82,500,000    0.7
Oil--International             4,400,000   Exxon Corporation                           166,532,415       310,475,000    2.6
Telecommunications             3,300,000   GTE Corporation                             109,572,500       199,650,000    1.7
Foods                          1,900,000   General Mills, Inc.                          97,543,255       143,568,750    1.2
Real Estate Investment Trust     440,000   Irvine Apartment Communities, Inc.            6,678,695        14,465,000    0.1
Real Estate Investment Trust     900,000   Liberty Property Trust                       17,263,193        18,675,000    0.2
Real Estate Investment Trust     500,000   Mills Corp.                                   9,691,442         8,968,750    0.1
Oil--International             3,300,000   Mobil Corporation                           116,734,293       290,400,000    2.4
Utilities--Electric            2,400,000   NIPSCO Industries, Inc.                      27,387,777        64,800,000    0.5
Banking                        2,000,000   National City Corporation                   133,497,230       132,750,000    1.1
Utilities--Electric            2,400,000   PECO Energy Company                          56,812,882       111,000,000    0.9
Utilities--Electric            1,800,000   Public Service Enterprise Group
                                           Incorporated                                 48,476,636        68,737,500    0.6
Oil--International             5,000,000   Royal Dutch Petroleum Company (NY
                                           Registered Shares)                          141,376,283       260,000,000    2.2
Real Estate Investment Trust   2,100,000   Simon Property Group, Inc.                   43,206,889        57,618,750    0.5
Oil--International             3,000,000   Texaco Inc.                                 119,801,943       170,250,000    1.4
Utilities--Electric            2,900,000   Texas Utilities Company                     103,140,138       120,893,750    1.0
Telecommunications             3,400,000   U S West, Inc.                               99,578,668       187,212,500    1.6
                                                                                    --------------   ---------------  ------
                                                                                     2,316,630,817     3,703,991,562   31.1


Special Situations


Telecommunications             2,800,000   AT&T Corp.                                  100,871,726       223,475,000    1.9
Semiconductors                 3,300,000   Applied Materials, Inc.                     110,780,315       203,568,750    1.7
Savings & Loans                3,250,000   Associates First Capital Corporation
                                           (Class A)                                    73,717,602       146,250,000    1.2
Pharmaceuticals                1,320,000   AstraZeneca Group PLC (ADR)*                 12,980,000        62,122,500    0.5
Pharmaceuticals                1,600,000   Bristol-Myers Squibb Company                 22,190,270       102,900,000    0.9
Oil Services & Equipment       3,900,000   Halliburton Company                          95,226,334       150,150,000    1.2
Information Processing         2,700,000   Hewlett-Packard Company                     157,412,194       183,093,750    1.5
Information Processing         3,000,000   International Business Machines
                                           Corporation                                 145,151,024       531,750,000    4.5
Telecommunications             1,632,000   Telefonica SA (ADR)*                         63,336,735       208,488,000    1.7
Semiconductors                 1,200,000   Texas Instruments Incorporated               54,073,974       119,100,000    1.0
Information Processing         5,000,000   Unisys Corporation                           53,702,547       138,437,500    1.2
                                                                                    --------------   ---------------  ------
                                                                                       889,442,721     2,069,335,500   17.3


                                             Total Stocks                            6,784,356,834    11,009,390,812   92.3



Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                               Percent of
                                Amount                   Issue                           Cost            Value      Net Assets

Short-Term Securities
Commercial Paper**          $ 50,000,000   AT&T Corp., 4.82% due 4/15/1999          $   49,899,583   $    49,899,583    0.4%
                              11,266,000   American Home Products, Inc., 4.85%
                                           due 4/28/1999                                11,223,502        11,223,502    0.1
                              25,000,000   Block Financial Corp., 4.84% due
                                           4/16/1999                                    24,946,222        24,946,222    0.2
                                           CSW Credit Inc.:
                              18,550,000     4.85% due 4/05/1999                        18,537,504        18,537,504    0.2
                              17,235,000     4.85% due 4/27/1999                        17,172,308        17,172,308    0.1
                              10,974,000     4.83% due 5/14/1999                        10,909,217        10,909,217    0.1
                              45,000,000   E.I. du Pont de Nemours and Company,
                                           4.83% due 4/23/1999                          44,861,138        44,861,138    0.4
                              24,750,000   Finova Capital Corp., 4.87% due
                                           4/09/1999                                    24,719,867        24,719,867    0.2
                              50,000,000   Ford Motor Credit Company, 4.84% due
                                           4/19/1999                                    49,872,278        49,872,278    0.4
                              25,000,000   Formosa Plastics Corporation, 4.83%
                                           due 4/08/1999                                24,973,167        24,973,167    0.2
                                           General Electric Capital Corp.:
                              32,329,000     5.08% due 4/01/1999                        32,324,438        32,324,438    0.3
                              40,000,000     4.84% due 4/30/1999                        39,838,667        39,838,667    0.3
                              24,800,000   H.J. Heinz Company, 4.83% due 4/26/1999      24,713,489        24,713,489    0.2
                              30,000,000   Lucent Technologies Inc., 4.80% due
                                           4/05/1999                                    29,980,000        29,980,000    0.2
                                           Metropolitan Life Insurance Company:
                              20,000,000     4.84% due 4/14/1999                        19,962,356        19,962,356    0.2
                              10,000,000     4.84% due 4/27/1999                         9,963,700         9,963,700    0.1
                              30,119,000     4.84% due 4/28/1999                        30,005,619        30,005,619    0.3
                              35,000,000   Morgan Stanley, Dean Witter, Discover
                                           & Co., 4.87% due 4/21/1999                   34,900,571        34,900,571    0.3
                              10,000,000   Newell Rubbermaid Inc., 4.85% due
                                           4/23/1999                                     9,969,014         9,969,014    0.1
                              29,479,000   Pfizer Inc., 4.84% due 4/01/1999             29,475,037        29,475,037    0.2
                              33,100,000   Toys 'R' Us, Inc., 4.84% due 4/07/1999       33,068,849        33,068,849    0.3
                              20,000,000   Transamerica Finance Corporation,
                                           4.80% due 4/07/1999                          19,981,333        19,981,333    0.2
                                           Xerox Capital (Europe) PLC:
                              36,562,000     4.82% due 5/06/1999                        36,385,771        36,385,771    0.3
                              18,587,000     4.82% due 5/07/1999                        18,494,922        18,494,922    0.2
                                             Xerox Credit Corp.:
                              17,779,000     4.82% due 4/29/1999                        17,709,968        17,709,968    0.1
                              25,000,000     4.81% due 5/07/1999                        24,876,410        24,876,410    0.2
                                                                                    --------------   ---------------  ------
                                                                                       688,764,930       688,764,930    5.8


Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                               Percent of
                                Amount                   Issue                           Cost            Value      Net Assets

Short-Term Securities (concluded)
US Government Agency                       Federal Home Loan Mortgage
Obligations**                              Corporation:
                             $28,548,000     4.78% due 4/09/1999                    $   28,513,885   $    28,513,885    0.3%
                              49,224,000     4.78% due 4/12/1999                        49,145,570        49,145,570    0.4
                              30,935,000     4.78% due 4/14/1999                        30,877,495        30,877,495    0.3
                              26,886,000     4.74% due 4/26/1999                        26,793,960        26,793,960    0.2
                              36,997,000     4.73% due 5/17/1999                        36,768,533        36,768,533    0.3
                                                                                    --------------   ---------------  ------
                                                                                       172,099,443       172,099,443    1.5


Repurchase Agreements***      50,000,000   CIT Group Holdings, Inc., purchased
                                           on 3/31/1999 to yield 4.84% to
                                           4/13/1999                                    49,912,611        49,912,611    0.4


                                             Total Short-Term Securities               910,776,984       910,776,984    7.7


Total Investments                                                                   $7,695,133,818    11,920,167,796  100.0
                                                                                    ==============
Other Assets Less Liabilities                                                                              3,957,576    0.0
                                                                                                     ---------------  ------
Net Assets                                                                                           $11,924,125,372  100.0%
                                                                                                     ===============  ======

Net Asset Value:      Class A--Based on net assets of $5,220,648,033 and
                               135,420,493 shares outstanding                                        $         38.55
                                                                                                     ===============
                      Class B--Based on net assets of $4,484,782,047 and
                               118,377,295 shares outstanding                                        $         37.89
                                                                                                     ===============
                      Class C--Based on net assets of $477,594,025 and
                               12,745,308 shares outstanding                                         $         37.47
                                                                                                     ===============
                      Class D--Based on net assets of $1,741,101,267 and
                               45,286,498 shares outstanding                                         $         38.45
                                                                                                     ===============



  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Repurchase Agreements are fully collateralized by US Government
   Agency Obligations.


Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


PORTFOLIO INFORMATION


As of March 31, 1999
                                               Percent of
Ten Largest Stock Holdings                     Net Assets

International Business Machines
Corporation                                        4.5%
Citigroup Inc.                                     3.7
Wells Fargo Company                                2.8
Exxon Corporation                                  2.6
Mobil Corporation                                  2.4
Koninklijke (Royal) Philips Electronics NV
 (NY Registered Shares)                            2.3
Ford Motor Company                                 2.2
Royal Dutch Petroleum Company
 (NY Registered Shares)                            2.2
Ameritech Corporation                              2.1
Union Pacific Corporation                          2.0



Portfolio Changes for the Quarter
Ended March 31, 1999

Additions
Duke Energy Corporation

Deletions
Merck & Co., Inc.
Occidental Petroleum Corporation
Summit Properties Inc.



Merrill Lynch Basic Value Fund, Inc.
March 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Paul M. Hoffmann, Senior Vice President
 and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary



Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Basic Value Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863